SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

January 9, 2006 (January 3, 2006)

Date of Report (Date of earliest event reported)

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

380 Madison Avenue
New York, New York 10017

(Address of principal executive offices)

(212) 588-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17. CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17. CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17. CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17. CFR 240.13e-4(c))

Item 2.01—Acquisition or Disposition of Assets

On January 3, 2006, Investment Technology Group, Inc. completed its acquisition of The Macgregor Group, Inc. (“Macgregor”). The aggregate purchase price paid for the acquisition was approximately $234.3 million in cash, including transaction related costs. The acquisition was accounted for using the purchase method of accounting.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(a)           Financial Statements of Businesses Acquired:

The following audited financial statements of Macgregor are filed herewith as Exhibit 99.1:

1.                 Independent Auditors’ Report

2.                 Consolidated Balance Sheets as of September 30, 2005 (unaudited), December 31, 2004, and December 31, 2003 (restated)

3.                 Consolidated Statements of Operations for the nine-months ended September 30, 2005 and 2004 (unaudited) and the years ended December 31, 2004 and December 31, 2003 (restated)

4.                 Consolidated Statements of Convertible Preferred Stock, Convertible Common Stock, and Stockholders’ Deficit for the nine-months ended September 30, 2005 (unaudited) and the years ended December 31, 2004 and December 31, 2003 (restated)

5.                 Consolidated Statements of Cash Flows for the nine-months ended September 30, 2005 and 2004 (unaudited) and the years ended December 31, 2004 and December 31, 2003 (restated)

6.                 Notes to Consolidated Financial Statements as of September 30, 2005 (unaudited), December 31, 2004, and December 31, 2003 (restated)

(b)          Pro Forma Financial Information

The following unaudited combined financial statements of Macgregor are filed herewith as Exhibit 99.2:

7.                 Introduction to Unaudited Combined Pro Forma Financial Statements

8.                 Unaudited Combined Pro Forma Statement of Operations for the Year Ended December 31, 2005

9.                 Unaudited Combined Pro Forma Balance Sheet as of December 31, 2005

10.          Notes to Unaudited Combined Pro Forma Financial Statements

(c)           Exhibits

2.1

Agreement and Plan of Merger, dated July 12, 2005 by and among Investment Technology Group, Inc., a Delaware corporation (“ITG”), The Macgregor Group, Inc, Hedgehog Acquisition Inc., and Steven D. Levy, as representative of the security holders of MacGregor. (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed July 18, 2005)

23	Consent of KPMG LLP
99.1

Macgregor’s audited consolidated financial statements as of December 31, 2004 and 2003 (restated) and for the years ended December 31, 2004 and 2003 (restated) and unaudited consolidated financial statements as of September 30, 2005 and for the nine months ended September 30, 2005 and 2004

99.2	Unaudited pro forma condensed combined financial statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.
(Registrant)
Date:	March 21, 2006	By:	/s/ HOWARD C. NAPHTALI
Howard C. Naphtali
Chief Financial Officer and
Duly Authorized Signatory of Registrant

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated July 12, 2005 by and among Investment Technology Group, Inc., a Delaware corporation (“ITG”), The Macgregor Group, Inc, Hedgehog Acquisition Inc., and Steven D. Levy, as representative of the security holders of MacGregor. (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed July 18, 2005)

23	Consent of KPMG LLP
99.1

Macgregor’s audited consolidated financial statements as of December 31, 2004 and 2003 (restated) and for the years ended December 31, 2004 and 2003 (restated) and unaudited consolidated financial statements as of September 30, 2005 and for the nine months ended September 30, 2005 and 2004

99.2	Unaudited pro forma condensed combined financial statements